Exhibit 99.1
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of December, 2003.

/s/ James J. Blosser
James J. Blosser

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)
     On this 15th day of December, 2003, James J. Blosser personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Nancy Thomason
Notary Public

     My Commission Expires: June 10, 2007

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of November, 2003.

/s/ Darwin C. Dornbush
Darwin C. Dornbush

STATE OF New York	)
)
COUNTY OF New York	)
     On this 20th day of November, 2003, Darwin C. Dornbush personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Joanne Mentz
Notary Public

     My Commission Expires: November 30, 2005

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of November, 2003.

/s/ S.L. Kahn, III
S.L. Kahn, III

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)
     On this 17th day of November, 2003, S.L. Kahn, III personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Cenia A. Gilbert
Notary Public

     My Commission Expires: December 1, 2006

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of February, 2005.

/s/ Alan J. Levy
Alan J. Levy

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)
     On this 28th day of February, 2005, Alan J. Levy personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Sheila R. Schaefer
Notary Public

     My Commission Expires: December 7, 2007

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 2003.

/s/ Joel Levy
Joel Levy

STATE OF FLORIDA	)
)
COUNTY OF DADE	)
     On this 8th day of December, 2003, Joel Levy personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Esmeralda Jimenez
Notary Public

     My Commission Expires: April 2, 2005

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of November, 2003.

/s/ William R. Nicholson
William R. Nicholson

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)
     On this 17th day of November, 2003, William R. Nicholson personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Cenia A. Gilbert
Notary Public

     My Commission Expires: December 1, 2006

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President, General Counsel of Levitt Corporation, a Florida corporation (“Levitt”), each acting individually, as the undersigned’s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Levitt, with the United States Securities and Exchange Commission and any national securities exchanges as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the “Exchange Act”);

(2)	seek or obtain, as the undersigned’s representative and on the undersigned’s behalf, information on transactions in Levitt’s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
     The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither Levitt nor any of such attorneys-in-fact assumes: (i) any liability for the undersigned’s responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned’s obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
     This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of November, 2003.

/s/ William R. Scherer
William R. Scherer

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)
     On this 17th day of November, 2003, William R. Scherer personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Cenia A. Gilbert
Notary Public

     My Commission Expires: December 1, 2006